UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 27, 2011 (June 21, 2011)

Glimcher Realty Trust
(Exact name of Registrant as specified in its Charter)

Maryland	001-12482	31-1390518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

180 East Broad Street, Columbus, Ohio	43215
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (614) 621-9000

N/A
(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On June 21, 2011 (the “Effective Date”), ATC Glimcher, LLC (the “Company”), an affiliate of Glimcher Realty Trust (the “Registrant”), executed a Loan Agreement (the “Agreement”) with Goldman Sachs Commercial Mortgage Capital, L.P. (the “Lender”), under which the Company borrowed Forty-Two Million Seventy-Five Thousand Dollars ($42,075,000) from the Lender (the “Loan”).  The Loan is evidenced by a promissory note secured by a Mortgage, Assignment of Rents and Leases, Collateral Assignment of Property Agreements, Security Agreement and Fixture Filing on the Registrant’s Ashland Town Center, a regional shopping center located in Ashland, Kentucky (the “Property”).  The Registrant used a portion of the Loan proceeds to defease the existing mortgage loan (the “Previous Loan”) on the Property which had an outstanding principal balance of approximately Twenty-Two Million Fifty-Eight Thousand One Hundred and Seventy-Four Dollars ($22,058,174).  In connection with the Previous Loan’s defeasance and extinguishment, the Registrant incurred approximately Seven Hundred and Twenty-Seven Thousand Dollars ($727,000) in defeasance fees and related costs which will be reflected as a charge in the Registrant's financial statements for the second fiscal quarter of 2011. The remaining Loan proceeds were used to repay a certain portion of the outstanding indebtedness under the Registrant’s corporate credit facility.

Under the Agreement and promissory note, the Loan has a fixed interest rate of 4.90% per annum and a maturity date of July 6, 2021.  Under the Agreement and promissory note, the Company shall make monthly payments of principal and interest.  The Agreement does not permit the Company to make any prepayments on the Loan’s outstanding principal amount until four months prior to the maturity date or following certain events impacting the Property, including condemnation by a governmental authority.  The Agreement also requires the Company to maintain various reserves and accounts funded by proceeds from the Property’s operation and, under certain circumstances, by cash or collateral provided by the Company following the occurrence of a vacancy or store closing by a certain anchor tenant.  All outstanding principal and accrued interest shall be due and payable at the maturity date. Lender has the right under the Agreement to securitize the Loan and the Agreement and promissory note contain default and defeasance provisions customary for loans sold in the commercial mortgage-backed securities (“CMBS”) market. Lender may accelerate repayment of all outstanding amounts owed by the Company under the Loan if a default remains uncured.  The Agreement contains such other terms, conditions, and representations that are customary and typical for loans sold in the CMBS market.

As part of the Loan transaction, the Registrant’s affiliate, Glimcher Properties Limited Partnership (“GPLP”), executed a guaranty agreement, dated as of the Effective Date, to provide a guaranty to protect Lender against losses that Lender may incur by reason of certain intentional misrepresentations, malfeasance, or misappropriations by the Company. Additionally, GPLP and the Company executed an Environmental Indemnity Agreement, dated as of the Effective Date, to indemnify Lender against losses or costs to remediate damage to the Property caused by the presence or release of hazardous materials.

In addition to the transaction discussed herein, Lender’s affiliate, Goldman, Sachs & Co., served as an underwriter for the Registrant’s secondary common stock offerings in September 2009, July 2010, and January 2011 as well as the Registrant’s secondary preferred stock offering in April 2010. Lender’s affiliate, Goldman Sachs Bank USA, is a participating bank on the Registrant’s corporate credit facility. Lender has also provided two other mortgage loans to other affiliates of the Registrant.  A copy of the press release announcing the execution of the Agreement is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See discussion in Item 1.01.

Forward Looking Statements

This Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy.  Future events and actual results, financial and otherwise, may differ from the results discussed in the forward-looking statements.  Risks and other factors that might cause differences, some of which could be material, include, but are not limited to, economic and market conditions, tenant bankruptcies, bankruptcies of joint venture partners, rejection of leases by tenants in bankruptcy, financing and development risks, construction and lease-up delays, cost overruns, the level and volatility of interest rates, the rate of revenue increases versus expense increases, the financial stability of tenants within the retail industry, the failure of the Registrant to make additional investments in regional mall properties and redevelopment of properties, failure of the Registrant to complete proposed or anticipated acquisitions, the failure to sell properties as anticipated and to obtain estimated sale prices, the failure to fully recover tenant obligations for common area maintenance, insurance, taxes and other property expenses, the failure to achieve earnings/Funds From Operations targets, the failure to sell additional community centers, failure of the Registrant to qualify as a real estate investment trust, termination of existing joint venture arrangements, conflicts of interest with our existing joint venture partners, the failure to achieve estimated sales prices and proceeds from the sale of properties, increases in impairment charges, failure to refinance debt at favorable terms and conditions, significant costs related to environmental issues as well as other risks listed from time to time in the Registrant’s reports filed with the Securities and Exchange Commission or otherwise publicly disseminated by the Registrant.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of the Registrant, dated June 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Glimcher Realty Trust
(Registrant)

	By:	/s/ Kim A. Rieck
Date: June 27, 2011		Kim A. Rieck Senior Vice President, General Counsel & Secretary

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